UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2011
Jones Soda Co.
(Exact Name of Registrant as Specified in Its Charter)
Washington
(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)
(206) 624-3357
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
Item 7.01. Regulation FD Disclosure.
As previously announced, on January 13, 2011, Jones Soda Co. (the “Company”) will present at the 13th Annual ICR XChange Conference at The St. Regis Monarch Beach Resort & Spa in Dana Point, California. The Company is scheduled to present at 8:50 am Pacific Time. Interested parties may listen via live audio broadcast and view the slides to be used in the presentation, which include the Company’s estimate of its cash balance as of December 31, 2010, over the Internet available at www.jonessoda.com/invest. Additionally, the Company is furnishing the presentation slides as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Forward-Looking Statements Disclosure
Certain statements in the presentation slides attached as Exhibit 99.1 to this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our expected cash balance as of December 31, 2010 and statements that address future operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products and adequacy of funds from operations. Words such as “aim,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “can,” “plan,” “predict,” “could,” “future,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. Factors that could affect our actual results include, among others, our ability to successfully execute on our 2011 operating plan; our ability to secure additional financing; our ability to use the net proceeds from future financings to improve our financial condition or market value; our inability to increase points of distribution for our products or to successfully innovate new products and product extensions; our inability to establish distribution arrangements with distributors, retailers or national retail accounts; our inability to receive returns on our trade spending and slotting fee expenditures; our inability to maintain brand image and product quality; our inability to develop new products to satisfy customer preferences and the impact of intense competition from other beverage suppliers. More information about factors that potentially could affect our financial results is included in our current and periodic reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed in 2010. You are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this presentation. Except as required by law, we undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Presentation slides

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)
Date: January 13, 2011	By:	/s/ Michael R. O’Brien
Michael R. O’Brien
Chief Financial Officer